UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: November 14, 2016 (Date of earliest event reported)
NOVAGOLD RESOURCES INC.
 (Exact Name of Registrant as Specified in Its Charter)
British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)
Suite 720, 789 West Pender Street, Vancouver, British Columbia, Canada V6C 1H2
 (Address of principal executive offices) (Zip Code)
(604) 669-6227
 (Registrant’s Telephone Number, Including Area Code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On November 14, 2016, Barrick Gold Corporation (“Barrick”) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) issued a press release announcing the appointment of Andy Cole as General Manager of the Donlin Gold project in Alaska. His appointment coincides with the transition of Donlin Gold into the final stage of the permitting process.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit Number	Description

99.1	Press release of Barrick and NOVAGOLD dated November 14, 2016 entitled “BARRICK AND NOVAGOLD ANNOUNCE THE APPOINTMENT OF ANDY COLE AS GENERAL MANAGER OF THE DONLIN GOLD PROJECT IN ALASKA”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 14, 2016	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Barrick and NOVAGOLD dated November 14, 2016 entitled “BARRICK AND NOVAGOLD ANNOUNCE THE APPOINTMENT OF ANDY COLE AS GENERAL MANAGER OF THE DONLIN GOLD PROJECT IN ALASKA”